LEHMAN BROTHERS                          ASSET-BACKED SECURITIES           FINAL

                                                                    EXHIBIT 99.1

                              DERIVED INFORMATION
                              -------------------

                                  [AAMES LOGO]

                            $400,000,000 CERTIFICATES
                        AAMES MORTGAGE LOAN TRUST 1999-1

                         AAMES CAPITAL CORP. (SERVICER)


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                2

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

TOTAL NUMBER OF LOANS                                            3,011

TOTAL OUTSTANDING LOAN BALANCE                         $196,707,741.38

BALLOON (% OF TOTAL)                                              0.23%

AVERAGE LOAN PRINCIPAL BALANCE                              $65,329.70           $9,079.68 - $1,117,062.33

WA COUPON                                                         9.91%                      6.70% - 16.62%

WA ORIGINAL TERM (MO.)                                             320                            60 - 360

WA REMAINING TERM (MO.)                                            316                            51 - 360

WA CLTV                                                          73.38%                      9.00% - 98.90%

LIEN POSITION (FIRST/SECOND)                             95.99% / 4.01%

PROPERTY TYPE
        SINGLE FAMILY RESIDENCE                                  89.81%
        TWO-TO-FOUR FAMILY                                        5.30%
        CONDOMINIUMS                                              4.31%
        MANUFACTURED HOUSING                                      0.54%
        MULTI-FAMILY RESIDENCE                                    0.04%

OCCUPANCY STATUS
        PRIMARY                                                  93.80%
        INVESTMENT                                                6.20%

GEOGRAPHIC DISTRIBUTION

other states account individually         California             20.74%
for less than 5% of pool balance             Florida             10.06%
                                               Texas              8.13%
                                            New York              5.65%
                                              Hawaii              5.07%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                3

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                         CUT-OFF DATE PRINCIPAL BALANCES

($)                                MORTGAGE    CUT-OFF DATE CURRENT    % OF CUT-OFF DATE POOL
                                    LOANS           BALANCE ($)           PRINCIPAL BALANCE
      0.01 -  25,000.00               465          8,914,664.41                 4.53
 25,000.01 -  50,000.00             1,032         38,895,454.95                19.77
 50,000.01 -  75,000.00               689         42,276,225.45                21.49
 75,000.01 - 100,000.00               355         30,826,846.73                15.67
100,000.01 - 150,000.00               290         35,090,595.75                17.84
150,000.01 - 200,000.00                97         16,408,314.01                 8.34
200,000.01 - 250,000.00                39          8,646,907.11                 4.40
250,000.01 - 300,000.00                19          5,044,328.42                 2.56
300,000.01 - 350,000.00                12          4,015,954.48                 2.04
350,000.01 - 400,000.00                 6          2,210,963.79                 1.12
400,000.01 - 500,000.00                 4          1,776,167.32                 0.90
700,000.01 - 800,000.00                 2          1,484,256.63                 0.75
1,000,000.01 >=                         1          1,117,062.33                 0.57
                                    -----        --------------               ------
TOTAL:                              3,011        196,707,741.38               100.00
                                    =====        ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                4

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                   LOAN RATES

(%)                   MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
                      --------   ----------------------   ----------------------
 6.501 -  7.000          13           5,248,054.75                 2.67
 7.001 -  7.500          59           5,913,512.27                 3.01
 7.501 -  8.000         174          15,974,010.84                 8.12
 8.001 -  8.500         197          16,548,673.73                 8.41
 8.501 -  9.000         335          26,301,665.87                13.37
 9.001 -  9.500         254          19,393,530.76                 9.86
 9.501 - 10.000         359          25,138,041.16                12.78
10.001 - 10.500         317          19,154,312.84                 9.74
10.501 - 11.000         314          18,773,265.69                 9.54
11.001 - 11.500         254          13,829,924.84                 7.03
11.501 - 12.000         236          11,056,210.33                 5.62
12.001 - 12.500         128           5,156,995.12                 2.62
12.501 - 13.000          97           3,510,834.76                 1.78
13.001 - 13.500          68           2,362,096.00                 1.20
13.501 - 14.000          82           3,308,062.98                 1.68
14.001 - 14.500          52           2,156,461.63                 1.10
14.501 - 15.000          44           1,837,441.05                 0.93
15.001 - 15.500          21             739,638.78                 0.38
15.501 - 16.000           3             125,419.42                 0.06
16.001 - 16.500           3             147,764.70                 0.08
16.501 - 17.000           1              31,823.86                 0.02
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                5

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                        ORIGINAL TERM TO STATED MATURITY

(MONTHS)              MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
 49 -  60                15             305,670.49                 0.16
 61 -  72                 2              35,230.21                 0.02
 73 -  84                 5              91,264.73                 0.05
 85 -  96                 4              73,908.63                 0.04
109 - 120                71           2,658,077.71                 1.35
133 - 144                 5             277,878.87                 0.14
145 - 156                 1              28,259.62                 0.01
169 - 180               869          36,787,628.47                18.70
181 - 192                 1              23,962.49                 0.01
205 - 216                 2             138,984.77                 0.07
229 - 240                69           3,043,401.58                 1.55
265 - 276                 1              44,801.10                 0.02
289 - 300                 5             344,925.12                 0.18
349 - 360             1,961         152,853,747.59                77.71
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

                        REMAINING TERM TO STATED MATURITY

(MONTHS)              MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
 49 - 60                 16             314,750.17                 0.16
 61 - 72                  2              35,230.21                 0.02
 73 - 84                  5              91,264.73                 0.05
 85 - 96                  4              73,908.63                 0.04
109 - 120                71           2,658,077.71                 1.35
133 - 144                 5             277,878.87                 0.14
145 - 156                 1              28,259.62                 0.01
157 - 168                 4             321,117.89                 0.16
169 - 180               865          36,481,393.39                18.55
193 - 204                 1             113,180.88                 0.06
205 - 216                 1              25,803.89                 0.01
229 - 240                69           3,043,401.58                 1.55
265 - 276                 1              44,801.10                 0.02
277 - 288                 1              15,910.35                 0.01
289 - 300                 4             329,014.77                 0.17
325 - 336                 1              73,198.64                 0.04
337 - 348                 5             468,099.98                 0.24
349 - 360             1,955         152,312,448.97                77.43
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                6

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                          COMBINED LOAN-TO-VALUE RATIO

(%)                   MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
  5.01 - 10.00             2              54,175.36                 0.03
 10.01 - 15.00             9             163,995.82                 0.08
 15.01 - 20.00            21             481,103.10                 0.24
 20.01 - 25.00            20           1,699,368.25                 0.86
 25.01 - 30.00            34           1,271,436.65                 0.65
 30.01 - 35.00            39           1,739,283.90                 0.88
 35.01 - 40.00            44           1,890,652.34                 0.96
 40.01 - 45.00            65           2,940,030.05                 1.49
 45.01 - 50.00           104           4,992,984.05                 2.54
 50.01 - 55.00            91           3,888,348.88                 1.98
 55.01 - 60.00           173           9,003,756.93                 4.58
 60.01 - 65.00           392          18,490,606.21                 9.40
 65.01 - 70.00           347          22,293,774.45                11.33
 70.01 - 75.00           507          32,500,426.20                16.52
 75.01 - 80.00           580          46,184,776.01                23.48
 80.01 - 85.00           231          20,119,730.08                10.23
 85.01 - 90.00           311          25,385,378.88                12.91
 90.01 - 95.00            31           2,615,390.54                 1.33
95.01 - 100.00            10             992,523.68                 0.50
                       -----         --------------               ------
TOTAL:                 3,011         196,707,741.38               100.00
                       =====         ==============               ======

                                 OCCUPANCY TYPE

                      MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
Primary               2,748         184,508,483.37                93.80
Investment              263          12,199,258.01                 6.20
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

                             ORIGINAL TERM (BALLOON)

                       NO. OF    CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
                      -------    ----------------------   ----------------------
 73 -  84                1               22,804.16                 5.14
169 - 180                6              397,048.95                89.46
181 - 192                1               23,962.49                 5.40
                         -              ----------               ------
TOTAL:                   8              443,815.60               100.00
                         =              ==========               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                7

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                  PROPERTY TYPE

                                MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                                 LOANS           BALANCE($)            PRINCIPAL BALANCE
Single Family Residence          2,746         176,662,562.76               89.81
2-4 Family                         128          10,418,227.71                5.30
Condominium                        115           8,474,701.41                4.31
Manufactured Housing                21           1,067,609.68                0.54
Multi Family Residence               1              84,639.82                0.04
                                 -----         --------------              ------
TOTAL:                           3,011         196,707,741.38              100.00
                                 =====         ==============              ======

                                     STATES

                      MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
AK                        1             126,861.89                 0.06
AR                        1              35,956.02                 0.02
AZ                       67           4,437,447.74                 2.26
CA                      362          40,787,871.12                20.74
CO                       37           2,311,251.19                 1.17
CT                       19           1,186,072.91                 0.60
DC                        6             665,315.47                 0.34
DE                        4             173,353.59                 0.09
FL                      320          19,783,830.95                10.06
GA                       65           4,695,541.99                 2.39
HI                       61           9,963,421.07                 5.07
IA                       81           4,678,789.78                 2.38
ID                       12             689,123.52                 0.35
IL                      114           5,576,392.21                 2.83
IN                       85           4,267,807.30                 2.17
KS                       16             846,184.50                 0.43
KY                       25           1,203,066.69                 0.61
LA                       75           3,260,624.97                 1.66
MA                       40           2,963,726.13                 1.51
MD                       19             926,974.24                 0.47
MI                      219           9,345,384.34                 4.75
MN                       44           2,864,301.82                 1.46
MO                      111           4,906,391.80                 2.49
MS                       15             834,384.27                 0.42
MT                       23           2,119,654.31                 1.08
NC                       56           3,106,742.16                 1.58
NE                       21             983,651.88                 0.50
NJ                       56           3,987,016.94                 2.03

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                8

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                               STATES (CONTINUED)

                      MORTGAGE   CUT-OFF DATE PRINCIPAL   % OF CUT-OFF DATE POOL
                       LOANS           BALANCE($)            PRINCIPAL BALANCE
                      --------   ----------------------   ----------------------
NM                       11             838,056.11                 0.43
NV                       49           3,439,829.42                 1.75
NY                      161          11,118,034.89                 5.65
OH                      116           5,367,205.39                 2.73
OK                       55           2,253,108.33                 1.15
OR                       20           1,494,049.37                 0.76
PA                      125           5,088,404.92                 2.59
RI                       11             642,425.95                 0.33
SC                       39           1,829,233.44                 0.93
TN                       73           4,350,184.46                 2.21
TX                      278          15,995,887.23                 8.13
UT                       25           1,923,014.29                 0.98
VA                       35           2,398,625.36                 1.22
WA                       35           2,106,613.23                 1.07
WI                       22           1,097,678.19                 0.56
WV                        1              38,250.00                 0.02
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

                                   ORIGINATORS

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
Aames Home Loan       1,532          87,049,318.25                44.25
One Stop Funding      1,479         109,658,423.13                55.75
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

                                PRIORITY OF LIEN

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
First Lien            2,736         188,825,374.22                95.99
Second Lien             275           7,882,367.16                 4.01
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                9

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                               AMORTIZATION METHOD

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
Fully Amortizing      3,003         196,263,925.78                99.77
Partially
  Amortizing/Balloon      8             443,815.60                 0.23
                      -----         --------------               ------
TOTAL:                3,011         196,707,741.38               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               10

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

TOTAL NUMBER OF LOANS                                            2,229

TOTAL OUTSTANDING LOAN BALANCE                         $203,357,296.14

BALLOON (% OF TOTAL)                                              0.00%

AVERAGE LOAN PRINCIPAL BALANCE                              $91,232.52          $13,421.77 - $499,122.93

WA COUPON                                                         10.20%             5.75% - 16.52%

WA ORIGINAL TERM (MO.)                                             358                 180 - 360

WA REMAINING TERM (MO.)                                            354                 167 - 360

WA CLTV                                                          76.44%             18.00% - 95.00%

LIEN POSITION (FIRST/SECOND)                            100.00% / 0.00%

ARM CHARACTERISTICS

MARGIN
          PERIODIC RATE CAP                                       1.30%              1.00% - 1.50%
          MAXIMUM RATE                                           16.82%             11.75% - 22.52%
          MINIMUM RATE                                           10.17%              5.05% - 16.52%
          INDEX                                          6 Month LIBOR

PRODUCT TYPE
          2/28 ARM                                               84.56%
          6 MONTH LIBOR ARM                                      14.89%
          3/27 ARM                                                0.53%
          5/25 ARM                                                0.02%

PROPERTY TYPE
        SINGLE FAMILY RESIDENCE                                  87.76%
        TWO-TO-FOUR FAMILY                                        5.84%
        CONDOMINIUM                                               5.11%
        MANUFACTURED HOUSING                                      1.29%

OCCUPANCY STATUS
        PRIMARY                                                  95.27%
        INVESTMENT                                                4.73%

GEOGRAPHIC DISTRIBUTION

other states account individually         California             15.98%
for less than 5% of pool balance             Florida             10.06%
                                                Ohio              5.42%
                                            Colorado              5.02%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               11

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                         CUT-OFF DATE PRINCIPAL BALANCES

($)                                MORTGAGE    CUT-OFF DATE CURRENT    % OF CUT-OFF DATE POOL
                                    LOANS           BALANCE ($)           PRINCIPAL BALANCE
      0.01 -  25,000.00              105            2,282,807.98                1.12
 25,000.01 -  50,000.00              491           19,046,522.73                9.37
 50,000.01 -  75,000.00              536           32,994,213.55               16.22
 75,000.01 - 100,000.00              385           33,759,309.04               16.60
100,000.01 - 150,000.00              414           50,236,993.41               24.70
150,000.01 - 200,000.00              149           25,897,120.12               12.73
200,000.01 - 250,000.00               72           15,914,261.00                7.83
250,000.01 - 300,000.00               43           11,630,509.19                5.72
300,000.01 - 350,000.00               30            9,859,717.65                4.85
350,000.01 - 400,000.00                2              748,710.82                0.37
400,000.01 - 500,000.00                2              987,130.65                0.49
                                   -----          --------------              ------
TOTAL:                             2,229          203,357,296.14              100.00
                                   =====          ==============              ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               12

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                   LOAN RATES

(%)                 MORTGAGE    CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
 5.501 -  6.000           3             232,207.29                 0.11
 6.001 -  6.500           5             469,501.76                 0.23
 6.501 -  7.000          14           1,849,254.85                 0.91
 7.001 -  7.500          21           3,319,805.71                 1.63
 7.501 -  8.000          52           6,834,646.29                 3.36
 8.001 -  8.500          86          10,933,855.57                 5.38
 8.501 -  9.000         203          24,638,401.59                12.12
 9.001 -  9.500         245          26,197,324.18                12.88
 9.501 - 10.000         353          33,858,324.87                16.65
10.001 - 10.500         258          23,195,322.21                11.41
10.501 - 11.000         247          21,669,583.66                10.66
11.001 - 11.500         189          13,824,227.46                 6.80
11.501 - 12.000         112           8,694,595.07                 4.28
12.001 - 12.500          76           5,381,996.23                 2.65
12.501 - 13.000         106           6,348,024.85                 3.12
13.001 - 13.500          83           5,299,237.44                 2.61
13.501 - 14.000          82           5,261,497.80                 2.59
14.001 - 14.500          49           2,522,013.69                 1.24
14.501 - 15.000          31           1,918,236.03                 0.94
15.001 - 15.500          10             431,854.25                 0.21
15.501 - 16.000           3             420,391.10                 0.21
16.501 - 17.000           1              56,994.24                 0.03
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               13

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                        REMAINING TERM TO STATED MATURITY

                     MORTGAGE   CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
157 - 168                 1              24,726.43                 0.01
169 - 180                36           2,437,731.92                 1.20
337 - 348                 8           1,008,221.70                 0.50
349 - 360             2,184         199,886,616.09                98.29
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

                          COMBINED LOAN-TO-VALUE RATIO

(%)                  MORTGAGE   CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
15.01 - 20.00             1              36,982.03                 0.02
20.01 - 25.00             2              82,468.51                 0.04
25.01 - 30.00             4             200,483.87                 0.10
30.01 - 35.00            12             679,533.56                 0.33
35.01 - 40.00            10             439,362.39                 0.22
40.01 - 45.00            19           1,351,261.87                 0.66
45.01 - 50.00            29           1,806,452.11                 0.89
50.01 - 55.00            28           2,068,446.31                 1.02
55.01 - 60.00           100           6,606,171.53                 3.25
60.01 - 65.00           361          25,947,602.07                12.76
65.01 - 70.00           214          16,574,991.46                 8.15
70.01 - 75.00           419          37,134,102.28                18.26
75.01 - 80.00           523          51,996,783.01                25.57
80.01 - 85.00           206          22,319,660.24                10.98
85.01 - 90.00           296          35,278,107.90                17.35
90.01 - 95.00             5             834,887.00                 0.41
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

                                 OCCUPANCY TYPE

                     MORTGAGE   CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
Primary               2,067         193,738,072.95                95.27
Investment              162           9,619,223.19                 4.73
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               14

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                  PROPERTY TYPE

                               MORTGAGE   CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                                LOANS           BALANCE($)            PRINCIPAL BALANCE
Single Family Residence          1,940         178,468,023.55               87.76
2-4 Family                         127          11,869,279.04                5.84
Condominium                        121          10,392,442.82                5.11
Manufactured Housing                41           2,627,550.73                1.29
                                 -----         --------------              ------
TOTAL:                           2,229         203,357,296.14              100.00
                                 =====         ==============              ======

                                     STATES

                     MORTGAGE   CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
AR                        1              50,259.29                 0.02
AZ                       51           5,080,049.16                 2.50
CA                      210          32,490,109.53                15.98
CO                       87          10,214,484.88                 5.02
CT                       60           5,886,376.96                 2.89
DC                        4             528,905.76                 0.26
DE                        1              38,500.00                 0.02
FL                      246          20,464,332.83                10.06
GA                       56           4,985,772.01                 2.45
HI                       38           6,714,138.14                 3.30
IA                       14             666,098.64                 0.33
IL                       72           5,957,169.44                 2.93
IN                      132           7,718,749.94                 3.80
KS                       14           1,191,104.83                 0.59
KY                       65           3,592,821.67                 1.77
LA                       39           3,079,520.07                 1.51
MA                       22           1,998,969.84                 0.98
MD                       24           2,535,254.29                 1.25
ME                        2             109,797.14                 0.05
MI                       90           5,775,367.23                 2.84
MN                       70           7,578,341.78                 3.73
MO                       52           3,558,283.05                 1.75
MS                       20           1,255,755.74                 0.62
NC                       68           4,751,536.08                 2.34
NE                       34           1,819,669.57                 0.89
NH                        1              67,000.00                 0.03
NJ                       62           7,012,699.72                 3.45
NM                       20           2,368,157.81                 1.16
NV                       31           3,464,497.74                 1.70

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               15

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                               STATES (CONTINUED)

                     MORTGAGE   CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
NY                       52           6,061,707.28                 2.98
OH                      169          11,017,167.25                 5.42
OK                        2             108,702.89                 0.05
OR                       16           1,697,890.49                 0.83
PA                       62           4,872,777.15                 2.40
RI                        4             385,969.31                 0.19
SC                       71           4,290,369.80                 2.11
TN                       24           1,879,620.36                 0.92
TX                      121           9,825,738.50                 4.83
UT                       24           2,276,614.25                 1.12
VA                       17           2,096,265.95                 1.03
WA                       47           5,232,889.60                 2.57
WI                       27           1,880,491.15                 0.92
WV                        6             702,447.58                 0.35
WY                        1              74,921.44                 0.04
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======


                                PRIORITY OF LIEN

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
First Lien            2,229         203,357,296.14               100.00
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

                               AMORTIZATION METHOD

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
Fully Amortizing      2,229         203,357,296.14               100.00
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

                                  ORIGINAL TERM

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
169 - 180                37           2,462,458.35                 1.21
349 - 360             2,192         200,894,837.79                98.79
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               16

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                     MARGIN

(%)                  NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
 0.001 -  0.500           1              50,874.97                 0.03
 1.501 -  2.000           1              45,000.00                 0.02
 2.001 -  2.500           1              44,957.31                 0.02
 2.501 -  3.000           6             990,544.57                 0.49
 3.001 -  3.500           8             998,754.15                 0.49
 3.501 -  4.000          13           1,175,758.17                 0.58
 4.001 -  4.500          21           2,610,524.58                 1.28
 4.501 -  5.000         340          36,345,027.52                17.87
 5.001 -  5.500         367          41,284,993.16                20.30
 5.501 -  6.000         562          51,196,419.67                25.18
 6.001 -  6.500         138          14,050,138.10                 6.91
 6.501 -  7.000         509          35,422,130.95                17.42
 7.001 -  7.500         141          10,492,071.21                 5.16
 7.501 -  8.000          94           6,659,680.14                 3.27
 8.001 -  8.500          11             832,178.11                 0.41
 8.501 -  9.000           6             446,741.06                 0.22
 9.001 -  9.500           3             172,792.41                 0.08
 9.501 - 10.000           4             310,144.29                 0.15
10.501 - 11.000           1             116,719.90                 0.06
11.001 - 11.500           1              84,371.49                 0.04
11.501 - 12.000           1              27,474.38                 0.01
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               17

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                    LIFE CAP

(%)                  NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
11.501 - 12.000           4             274,285.44                 0.13
12.001 - 12.500           5             571,716.79                 0.28
12.501 - 13.000          13           1,783,023.83                 0.88
13.001 - 13.500          12           1,733,549.30                 0.85
13.501 - 14.000          26           2,793,371.14                 1.37
14.001 - 14.500          43           6,050,901.13                 2.98
14.501 - 15.000         111          13,570,512.96                 6.67
15.001 - 15.500         153          18,129,247.56                 8.91
15.501 - 16.000         243          27,316,641.08                13.43
16.001 - 16.500         224          21,986,850.08                10.81
16.501 - 17.000         308          28,822,919.17                14.17
17.001 - 17.500         239          20,465,270.16                10.06
17.501 - 18.000         212          18,185,094.13                 8.94
18.001 - 18.500         151          10,906,511.37                 5.36
18.501 - 19.000          99           7,146,021.20                 3.51
19.001 - 19.500          64           4,412,827.77                 2.17
19.501 - 20.000          99           5,801,644.15                 2.85
20.001 - 20.500          86           4,999,204.85                 2.46
20.501 - 21.000          75           4,562,487.02                 2.24
21.001 - 21.500          33           1,817,393.74                 0.89
21.501 - 22.000          19           1,605,962.55                 0.79
22.001 - 22.500           8             267,417.33                 0.13
22.501 - 23.000           2             154,443.39                 0.08
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               18

                               COLLATERAL SUMMARY
                               ------------------

Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                  MINIMUM RATE

(%)                  NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
 5.001 -  5.500           2             138,118.54                 0.07
 5.501 -  6.000           3             232,207.29                 0.11
 6.001 -  6.500           7           1,003,551.32                 0.49
 6.501 -  7.000          15           1,908,940.50                 0.94
 7.001 -  7.500          23           3,307,109.74                 1.63
 7.501 -  8.000          56           7,093,197.80                 3.49
 8.001 -  8.500          98          12,260,176.18                 6.03
 8.501 -  9.000         209          25,521,284.75                12.55
 9.001 -  9.500         236          25,212,627.73                12.40
 9.501 - 10.000         346          33,099,909.49                16.28
10.001 - 10.500         252          22,605,880.54                11.12
10.501 - 11.000         244          21,005,122.55                10.33
11.001 - 11.500         188          13,830,499.85                 6.80
11.501 - 12.000         111           8,609,973.50                 4.23
12.001 - 12.500          76           5,385,885.01                 2.65
12.501 - 13.000         107           6,477,047.78                 3.19
13.001 - 13.500          81           5,148,287.72                 2.53
13.501 - 14.000          81           5,167,986.54                 2.54
14.001 - 14.500          49           2,522,013.69                 1.24
14.501 - 15.000          31           1,918,236.03                 0.94
15.001 - 15.500          10             431,854.25                 0.21
15.501 - 16.000           3             420,391.10                 0.21
16.501 - 17.000           1              56,994.24                 0.03
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

                                   ORIGINATORS

                     NO. OF     CUT-OFF DATE PRINCIPAL    % OF CUT-OFF DATE POOL
                      LOANS           BALANCE($)            PRINCIPAL BALANCE
                     ------     ----------------------    ----------------------
Aames Home Loan         168          17,120,933.78                 8.42
One Stop Funding      2,061         186,236,362.36                91.58
                      -----         --------------               ------
TOTAL:                2,229         203,357,296.14               100.00
                      =====         ==============               ======

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).